UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2007

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8422	13-2641992
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

4500 Park Granada, Calabasas, CA		91302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition

On October 26, 2007, Countrywide Financial Corporation issued a press release announcing information regarding its results of operations and financial condition for the quarter ended September 30, 2007, a copy of which is attached as Exhibit 99.

Item 9.01.                                          Financial Statements and Exhibits

(d)                     Exhibits

99                                    Press Release issued by Countrywide Financial Corporation pertaining to its results of operations and financial condition for the quarter ended September 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION

/s/ Lawrence R. Gee
Dated: October 26, 2007
Lawrence R. Gee
Managing Director, Technical Accounting

EXHIBIT INDEX

Exhibit No.

99	Press Release issued by Countrywide Financial Corporation pertaining to its results of operations and financial condition for the quarter ended September 30, 2007.